PERFORMANCE SHARE AGREEMENT

                                 PURSUANT TO THE

                        CHESAPEAKE UTILITIES CORPORATION
                           PERFORMANCE INCENTIVE PLAN


     AGREEMENT dated as of January 1, 2003, and entered into, in duplicate, by and between Chesapeake Utilities Corporation, a Delaware corporation (the "Company"), and [name of officer] (the "Grantee") who resides at [address of officer].

     WITNESSETH  that:

     WHEREAS, the Chesapeake Utilities Corporation Performance Incentive Plan (the "Plan") has been duly adopted by action of the Company's Board of Directors (the "Board") as of January 1, 1992; and

     WHEREAS, the Committee of the Board of Directors of the Company referred to in the Plan (the "Committee") has determined that it is in the best interests of the Company to grant the Performance Share Award described herein pursuant to the Plan; and

     WHEREAS, the shares of the Common Stock of the Company that are subject to this Agreement, when added to the other shares of Common Stock that are subject to awards granted under the Plan, do not exceed the total number of shares of Common Stock with respect to which awards are authorized to be granted under the Plan;

     NOW, THEREFORE, it is hereby covenanted and agreed by and between the Company and the Grantee as follows:

     Section  1.     Performance  Share  Award
                     -------------------------

     The Company hereby grants to the Grantee a Performance Share Award for the year ending December 31, 2003 (the "Award Year"). As more fully described herein, the Grantee may earn a maximum total of [number of shares awarded] (the "Contingent Performance Shares") upon the Company's achievement of the Performance Goals set forth in Section 2. Alternatively, the Grantee may elect to receive [number of shares awarded] (the "Forfeitable Performance Shares"), as detailed in Section 3, in lieu of receiving any Contingent Performance Shares. The Forfeitable Performance Shares shall be subject to forfeiture conditions, as set forth in Section 3(c).

Section  2.     Contingent  Performance  Shares
                -------------------------------

(a) As soon as practicable after the Company's independent auditors have certified the Company's financial statements for the Award Year, the Committee shall determine for purposes of this Agreement the Company's (1) earnings growth ("EG"), (2) growth in non-regulated investments ("NRIG") and (3) Shareholder Value as of the end of the Award Year. The EG, NRIG and Shareholder Value shall be determined by the Committee based on financial results reported to shareholders in the Company's annual reports and shall be subject to adjustment by the Committee for extraordinary events during the Award Year. The Committee shall promptly notify the Grantee of its determination.

(b) The Grantee may earn up to [number of shares awarded] Contingent Performance Shares (the "Maximum Award") as follows:

     (1) The performance measured for Shareholder Value will be the value of $10,000 invested in the Company stock compared to a Utility Index. If the Company's performance exceeds the Utility Index, the Grantee will be eligible to earn up to 30% of the Maximum Award for the Award Year. If the value of $10,000 invested for the Award Year does not exceed the Utility Index for the Award Year, the Grantee shall not earn any Contingent Performance Shares under this Paragraph (b)(1).

[Note: Paragraphs (2) and (3) below apply to Messrs. Schimkaitis, McMasters and Boyles]

     (2) The performance measured for EG will be based upon the performance of the Company's regulated natural gas operations and the Company's Delmarva propane distribution operations.

          a. The performance measured for EG for the Company's regulated natural gas operations will be based upon achieving at least 90% of the average allowed pre-tax return on investment ("target return on investment") in the Award Year. If the Company's regulated operations achieve the target return on investment in the Award Year, the Grantee will be eligible to earn at least 25% of the Maximum Award. If the target return on investment is not achieved in the Company's regulated natural gas operations, the Grantee shall not earn any Contingent Performance Shares under this paragraph (b)(2)(a).

          b. The performance measured for EG for the Company's Delmarva propane distribution operation will be based upon generating at least the target level of earnings, before interest expense and income taxes ("target EBIT"), for the Award Year. If the Delmarva propane distribution operation achieves the target EBIT, the Grantee will be eligible to earn 20% of the Maximum Award. If the target EBIT in the Company's Delmarva propane distribution operation is not achieved, the Grantee will not be eligible to any Contingent Performance Shares under this paragraph (b)(2)(b).

     (3) The performance measured for growth in non-regulated investments ("NRIG") will be based upon execution of the Company's long-term strategic plan, assuming attainment of pre-authorized milestones and objectives. If the long-term strategy is executed, the Grantee will be eligible to earn 25% of the Maximum Award. If the long-term strategic plan is not executed, after approval from the Company's Board of Directors, the Grantee shall not earn any Contingent Performance Shares under this paragraph (b)(3).

[Note:  The  criteria  below  applies  to  Mr.  Thompson]

(c) The Grantee may earn up to [number of shares] Contingent Performance Shares at the end of the Award Period (the "Three-Year Award") as follows, subject to the restrictions specified in Section 3(a), and further described in
     Section 2(c)(2) below:

     (1) The performance measured for EG will be based upon the Company's regulated natural gas operations achieving at least 90% of the average allowed pre-tax return on investment ("target return on investment"). If the Company's regulated operations achieve the target return on investment over the Award Period, the Grantee will be eligible for the Three-Year Award. If the target return on investment is not achieved in the Company's regulated natural gas operations, the Grantee shall not earn any Contingent Performance Shares under this Paragraph
          (c)(1).

     (2) If the Grantee is eligible to receive the Three-Year Award, but has received Forfeitable Performance Shares for 2003 and/or 2004, the number of Contingent Performance Shares awarded at the end of the Award Period shall equal [number of shares] less any Forfeitable Performance Shares received.


[Note: The remainder of the agreement applies to all officers; however, in Mr. Thompson's agreement, the paragraph lettering is different.]

(c) Contingent Performance Shares that are earned by the Grantee pursuant to this Section 2 shall be issued promptly, without payment of consideration by the Grantee. The Grantee shall have the right to vote the Contingent Performance Shares and to receive the dividends distributable with respect to such shares on and after, but not before, the date on which the Grantee is recorded on the Company's ledger as holder of record of the Contingent Performance Shares (the "Issue Date"). If, however, the Grantee receives shares of Common Stock as part of any dividend or other distribution with respect to the Contingent Performance Shares, such shares shall be treated as if they are Contingent Performance Shares, and such shares shall be subject to all of the terms and conditions imposed by this Section 2.

(d) Sale, transfer, pledge, or hypothecation of the Contingent Performance Shares shall be prohibited for a period of three (3) years after the Issue Date (the "Limitation Period"), and the Performance Shares shall bear a restrictive legend to that effect. Any attempt to dispose of Contingent Performance Shares in contravention of this Agreement shall be ineffective. Upon expiration of the Limitation Period, the transfer restrictions imposed by this Section shall expire, and new certificates representing the Contingent Performance Shares, without the restrictive legend described in this paragraph (d), shall be issued, subject to the provisions of paragraph (e) of this Section 2.

(e) The Performance Shares will be not registered for resale under the Securities Act of 1933 or the laws of any state except when and to the extent determined by the Board pursuant to a resolution. Until a registration statement is filed and becomes effective, however, transfer of the Contingent Performance Shares after expiration of the Limitation Period shall require the availability of an exemption from such registration, and prior to the issuance of new certificates, the Company shall be entitled to take such measures as it deems appropriate (including but not limited to obtaining from the Grantee an investment representation letter and/or further legending the new certificates) to ensure that the Contingent Performance Shares are not transferred in the absence of such exemption.

(f) In the event of a Change in Control, as defined in the Plan, during the Award Year, the Grantee shall earn at least the Maximum Award of Contingent Performance Shares set forth in this Section 2, as if all employment and performance criteria were satisfied, pro rated based on the proportion of the Award Year that has expired as of the date of such Change in Control.

(g) If, during the Award Year, the Grantee is separated from employment, Contingent Performance Shares shall be deemed earned or forfeited as follows:

     (1) Upon voluntary termination by the Grantee (other than for retirement at age 65 or as accepted by the Committee) or termination by the Company for failure of job performance or other just cause as determined by the Committee, all unearned Contingent Performance Shares shall be forfeited immediately;

     (2) If the Grantee separates from employment by reason of death or total and permanent disability (as determined by the Committee), the number of Contingent Performance Shares that would otherwise have been earned at the end of the Award Year shall be reduced by pro rating such Contingent Performance Shares based on the proportion of the Award Year during which the Grantee was employed by the Company, unless the Committee determines that the Contingent Performance Shares shall not be so reduced;

     (3) Retirement of the Grantee at age 65 or as accepted by the Committee shall not affect the Contingent Performance Shares, which shall continue to be earned through the remainder of the Award Year, as set forth above.

(h) The Grantee shall be solely responsible for any federal, state and local income taxes imposed in connection with the delivery of Contingent Performance Shares. Prior to the transfer of any Contingent Performance Shares to the Grantee, the Grantee shall remit to the Company an amount sufficient to satisfy any federal, state, local and other withholding tax requirements. The Grantee may elect to have all or part of any withholding tax obligation satisfied by having the Company withhold shares otherwise deliverable to the Grantee as Contingent Performance Shares, unless the Committee determines otherwise by resolution. If the Grantee fails to make such payments or election, the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Grantee any taxes required by law to be withheld with respect to the Contingent Performance Shares.

     Section  3.     Forfeitable  Performance  Shares
                     --------------------------------

(a) In lieu of earning Contingent Performance Shares, the Grantee may elect to receive 2,400 Forfeitable Performance Shares, irrespective of whether the Company meets any Performance Goals. The Grantee must make any such election on or before September 30, 2003, and the election must be made in writing, in a manner prescribed by the Committee. Once made, the election is irrevocable. If a Grantee makes such an election, he shall not receive any Contingent Performance Shares under this Agreement.

(b)  Any Forfeitable Performance Shares received by the Grantee pursuant to this
Section 3 shall be issued as promptly as possible after December 31, 2003, without payment of consideration by the Grantee. The Grantee shall have the right to vote the Forfeitable Performance Shares and to receive the dividends distributable with respect to such shares on and after, but not before, the date on which the Grantee is recorded on the Company's ledger as holder of record of the Forfeitable Performance Shares (the "Issue Date"). If, however, the Grantee receives shares of Common Stock as part of any dividend or distribution with respect to the Forfeitable Performance Shares, such shares shall be treated as if they are Forfeitable Performance Shares, and such shares shall be subject to all of the terms and conditions imposed by this Section 3.

(c) The Forfeitable Performance Shares shall be subject to the following restrictions:

     (1) Sale, transfer, pledge or hypothecation of the Forfeitable Performance Shares shall be prohibited for a period of three (3) years after the Issue Date (the "Restriction Period"), and the certificates evidencing the Forfeitable Performance Shares shall bear an appropriate restrictive legend that refers to the terms, conditions, and restrictions set forth in this Agreement. Any attempt to dispose of Forfeitable Performance Shares in contravention of this Agreement shall be ineffective. Upon expiration of the Restriction Period, the transfer restrictions imposed by this Section shall expire, and new certificates representing the Forfeitable Performance Shares, without the restrictive legend described in this paragraph (c)(1), shall be issued, subject to the provisions of paragraph (f) of this Section 3.

     (2) If, during the Restriction Period, the Grantee separates from employment for any reason other than death, normal retirement, total and permanent disability (as determined by the Committee), or involuntary termination without cause (as determined by the Committee), all Forfeitable Performance Shares shall be forfeited immediately.

(d) All restrictions under paragraph (c) of this Section 3 shall immediately expire on the earliest of: (A) the Grantee's separation from employment because of death, total and permanent disability (as determined by the Committee), or involuntary termination without cause (as determined by the Committee), (B) a Change in Control, as defined in the Plan, or (C) the end of the Restriction Period.

(e) If, after the Grantee has made an election to receive Forfeitable Performance Shares pursuant to Section 3(a), a Change in Control, as defined in the Plan, occurs during the Award Year, the Grantee shall receive at least the total number of Forfeitable Performance Shares due under this Agreement, pro rated based on the proportion of the Award Year that has expired as of the date of such Change in Control. Pursuant to Section 3(d), such Shares shall not be subject to any of the restrictions imposed by this Section.

(f) The Forfeitable Performance Shares shall be not registered for resale under the Securities Act of 1933 or the laws of any state except when and to the extent determined by the Board pursuant to a resolution. Until a registration statement is filed and becomes effective, however, transfer of the Forfeitable Performance Shares after expiration of the Restriction Period shall require the availability of an exemption from such registration, and prior to the issuance of new certificates, the Company shall be entitled to take such measures as it deems appropriate (including but not limited to obtaining from the Grantee an investment representation letter and/or further legending the new certificates) to ensure that the Forfeitable Performance Shares are not transferred in the absence of such exemption.

(g) The Grantee shall be solely responsible for any federal, state and local income taxes imposed in connection with receipt of the Forfeitable Performance
Shares:

     (1) The Grantee agrees that, no later than the date that the restrictions set forth in Section 3(c) lapse, he shall remit to the Company an amount sufficient to satisfy any federal, state, local and other withholding tax requirements.

     (2) The Grantee may elect to have all or part of any withholding tax obligation satisfied by having the Company withhold shares otherwise deliverable to the Grantee in connection with the Award of Restricted Stock, unless the Committee determines otherwise by resolution.

     (3) If the Grantee properly elects, within 30 days of the Issue Date, to include in gross income for federal income tax purposes an amount equal to the fair market value of the Forfeitable Performance Shares, he shall make arrangements satisfactory to the Committee to remit in the year of issue an amount sufficient to satisfy any federal, state, local and other withholding tax requirements with respect to such Forfeitable Performance Shares.

     (4) If the Grantee fails to make satisfactory arrangements to meet all withholding tax obligations, the Company and its subsidiaries shall, to the extent permitted by law, have the right to deduct from any payments of any kind otherwise due to the Grantee any taxes required by law to be withheld with respect to the Forfeitable Performance Shares.

     Section  4.     Additional  Conditions  to  Issuance  of  Shares
                     ------------------------------------------------

     Each transfer of Contingent Performance Shares or Forfeitable Performance Shares (together, the "Award Shares") shall be subject to the condition that if at any time the Committee shall determine, in its sole discretion, that it is necessary or desirable as a condition of, or in connection with, transfer of Award Shares (i) to satisfy withholding tax or other withholding liabilities,
(ii) to effect the listing, registration or qualification on any securities exchange or under any state or federal law of any Shares deliverable in connection with such exercise, or (iii) to obtain the consent or approval of any regulatory body, then in any such event such transfer shall not be effective unless such withholding, listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     Section  5.     Adjustment  of  Shares
                     ----------------------

(a) If the Company shall become involved in a merger, consolidation or other reorganization, whether or not the Company is the surviving corporation, any right to earn Contingent Performance Shares or to elect to receive Forfeitable Performance Shares shall be deemed a right to earn or to elect to receive the consideration into which the shares of Common Stock represented by the Contingent Performance Shares or by the Forfeitable Performance Shares would have been converted under the terms of the merger, consolidation or other reorganization. If the Company is not the surviving corporation, the surviving corporation (the "Successor") shall succeed to the rights and obligations of the Company under this Agreement.

(b) If any subdivision or combination of shares of Common Stock or any stock dividend, capital reorganization or recapitalization occurs after the adoption of the Plan, the Committee shall make such proportionate adjustments as are appropriate to the number of Contingent Performance Shares to be earned and/or to the number of Forfeitable Performance Shares to be received in order to prevent the dilution or enlargement of the rights of the Grantee.

     Section  6.     No  Right  to  Employment
                     -------------------------

     Nothing contained in this Agreement shall be deemed by implication or otherwise to confer upon the Grantee any right to continued employment by the Company or any affiliate of the Company.

     Section  7.     Notice
                     ------

     Any notice to be given hereunder by the Grantee shall be sent by mail addressed to Chesapeake Utilities Corporation, 909 Silver Lake Boulevard, Dover, Delaware 19904, for the attention of the Committee, c/o the Secretary, and any notice by the Company to the Grantee shall be sent by mail addressed to the Grantee at the address of the Grantee shown on the first page hereof. Either party may, by notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

     Section  8.     Assumption  of  Risk
                     --------------------

     It is expressly understood and agreed that the Grantee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Award Shares.

     Section  9.     Terms  of  Plan
                     ---------------

     This Agreement is entered into pursuant to the Plan (a copy of which has been delivered to the Grantee). This Agreement is subject to all of the terms and provisions of the Plan, which are incorporated into this Agreement by reference, and the actions taken by the Committee pursuant to the Plan. In the event of a conflict between this Agreement and the Plan, the provisions of the Plan shall govern. All determinations by the Committee shall be in its sole discretion and shall be binding on the Company and the Grantee.

     Section  10.     Governing  Law;  Amendment
                      --------------------------

     This Agreement shall be governed by, and shall be construed and administered in accordance with, the laws of the State of Delaware (without regard to its choice of law rules) and the requirements of any applicable federal law. This Agreement may be modified or amended only by a writing signed by the parties hereto.

     Section  11.     Terms  of  Agreement
                      --------------------

     This Agreement shall remain in full force and effect and shall be binding on the parties hereto for so long as any Award Shares issued to the Grantee under this Agreement continue to be held by the Grantee.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in its corporate name, and the Grantee has executed the same in evidence of the Grantee's acceptance hereof, upon the terms and conditions herein set forth, as of the day and year first above written.

                                   CHESAPEAKE  UTILITIES  CORPORATION


                                   By:     ___________________________________


                                           ___________________________________
                                           Grantee